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                                                                   Exhibit 10.23

                                 AMENDMENT NO. 2

                          Dated as of February 25, 2005

                                       to

                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT
                            Dated as of May 23, 2003

REINSURANCE GROUP OF AMERICA, INCORPORATED, as Borrower, the BANKS party hereto and THE BANK OF NEW YORK, as Administrative Agent, agree as follows:

      1. Existing Credit Agreement. This Amendment No. 2 (the "Amendment") relates to and amends that certain First Amended and Restated Credit Agreement, dated as of May 23, 2003 among Reinsurance Group of America, Incorporated, as Borrower, The Bank of New York, as Administrative Agent, Bank of America, N.A. and Fleet National Bank, as Co-Syndication Agents and KeyBank National Association, as Documentation Agent (as amended by Amendment No. 1 dated as of October 10, 2003, the "Existing Credit Agreement"). Terms used but not defined in this Amendment are used herein with the meaning ascribed to them in the Existing Credit Agreement.

      2. Amendments. On and after the Effective Date (as defined below), the Existing Credit Agreement shall be amended as follows:

            (a) Section 4.17 (Transactions with Affiliates) of the Existing Credit Agreement is hereby amended by inserting the phrase ", including, in any event, pursuant to Section 4.12," at the end of clause (a) thereof such that the entire Section 4.17 reads as follows:

                  Section 4.17. Transactions with Affiliates. Effect any
            transaction with any Affiliate that is (a) outside the ordinary course of business and not otherwise explicitly permitted under the Loan Documents, including, in any event, a Restricted Payment permitted by Section 4.12, or (b) on a basis less favorable than would at the time be obtainable for a comparable transaction in arm's-length dealing with an unrelated third party.

            (b) Section 10.01 (Defined terms) of the Existing Credit Agreement is hereby amended by deleting therefrom the definition of "Change of Control" in its entirety and replacing it with the following:

                  "Change of Control" with respect to the Borrower, shall be deemed to have occurred if at any time: (i) any Person, or group of Persons acting in concert, other than MetLife Inc. and its Subsidiaries, beneficially owns, directly or indirectly more than 20% of the Capital Securities of the Borrower entitled to vote in elections of the Board of Directors of the Borrower; (ii) any Person, or group of Persons acting in concert, other than MetLife Inc. and its Subsidiaries, has the power, directly or indirectly, to elect the majority of the Board of Directors of the Borrower; or
            (iii) a majority of the seats (other than vacant seats) on the Board of Directors of the Borrower shall at any time be occupied by Persons who were not (x) directors on February 25, 2005, (y) nominated by the Board of Directors of the Borrower (as constituted on February 25, 2005) or (z) appointed by directors so nominated.

      3. Continuing Effect of Existing Credit Agreement. The provisions of the Existing Credit Agreement, as amended hereby, are and shall remain in full force and effect and are hereby in all respects confirmed, approved and ratified.

      4. Representations and Warranties. In order to induce the Administrative Agent and the Banks to agree to this Amendment, the Borrower hereby represents and warrants as follows:

Each representation and warranty made by the Borrower in any Loan Document is, both before and after giving effect to this Amendment, true and correct at and as of the Effective Date, and, both before and after giving effect to this Amendment, no Default or Event of Default is continuing at and as of the Effective Date.

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      5. Conditions to Effectiveness. This Amendment shall be effective as of the date first written above, but shall not become effective as of such date until the date (the "Effective Date") that each of the following conditions shall have been satisfied in the sole determination of the Administrative Agent:

            a) the Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent:

                    i. this Amendment duly executed by the Borrower and the Required Banks; and

                    ii. such other information, documents or materials as the
                        Administrative Agent may have requested pursuant to the Loan Documents; and

            b) the Administrative Agent shall have received all fees and expenses payable pursuant to the Loan Documents and this Amendment including the fees and disbursements of legal counsel retained by the Agent (if an invoice for such fees and disbursements of such counsel has been delivered to the Borrower).

      6. Governing Law. This Amendment shall, pursuant to New York General Obligations Law 5-1401, be construed in accordance with and governed by the laws of the State of New York.

      7. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereon were upon the same instrument.

      8. Headings. Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be executed by their duly authorized officers all as of the date first above written.

                                    REINSURANCE GROUP OF AMERICA,
                                      INCORPORATED, as Borrower

                                    By: /s/ Todd C. Larson
                                      ---------------------------------------
                                      Name:  Todd C. Larson
                                      Title:  Sr. V.P. Controller & Treasurer

                                    THE BANK OF NEW YORK, as a Bank

                                    By: /s/ Benjamin Balkind
                                      ---------------------------------------
                                      Name: Benjamin Balkind
                                      Title: Managing Director

                                    BANK OF AMERICA, N.A.
                                      as a Bank

                                    By: /s/ Jeffrey M. Shaver
                                      ---------------------------------------
                                      Name: Jeffrey M. Shaver
                                      Title: Vice President

                                    ROYAL BANK OF CANADA
                                      as a Bank

                                    By: /s/ Evan Glass
                                      ---------------------------------------
                                      Name: Evan Glass
                                      Title: Authorized Signatory

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                                    KEYBANK NATIONAL ASSOCIATION
                                      as a Bank

                                    By: /s/ SUZANNAH HARRIS
                                      ---------------------------------------
                                      Name:  Suzannah Harris
                                      Title: Asst. Vice President

                                    STATE STREET BANK AND TRUST COMPANY
                                      as a Bank

                                    By: /s/ Lise Anne Boutiette
                                      ---------------------------------------
                                      Name:  Lise Anne Boutiette
                                      Title: Vice President